Exhibit 10.1

July 20, 2010

Wausau Paper Corp.
100 Paper Place
Mosinee, WI 54455

Re:

Amendment No. 1 to Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Note Purchase and Private Shelf Agreement, dated as of March 31, 2010 (the “Note Agreement”), between Wausau Paper Corp., a Wisconsin corporation (the “Company”), on one hand, and Prudential Investment Management, Inc. (“Prudential”), each of the Initial Purchasers listed in the Purchaser Schedule attached thereto and each other Prudential Affiliate as therein defined which becomes bound by certain provisions thereof as therein provided, on the other hand.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

The Company has entered into the Credit Agreement, dated as of June 23, 2010, with Bank of America, N.A., the other lenders party thereto and Banc of America Securities LLC which contains an Additional Covenant and, pursuant to Section 9.7(a) of the Note Agreement, the Company has agreed to deliver an amendment to the Note Agreement to evidence the inclusion of such Additional Covenant in the Note Agreement.  Accordingly, and in accordance with the provisions of Section 17 of the Note Agreement, the parties hereto agree as follows:

SECTION 1.  Amendment.  The parties hereto confirm that the first sentence of Section 10.3 of the Note Agreement has been amended and restated in its entirety to read as follows:

“The Company will not at any time permit Consolidated Net Worth to be less than: (i) $215,000,000 plus (ii) the sum, as of the end of each fiscal quarter commencing with the end of the fiscal quarter ended March 31, 2010, of (a) 25% of Consolidated Net Income for the fiscal quarter then ended (with no deduction for a net loss in any such fiscal quarter), and (b) 100% of the proceeds of the issuance of any Equity Interests, such increases to be cumulative.”

SECTION 2.

Representations and Warranties.  The Company represents and warrants that (a) the execution and delivery of this letter has been duly authorized by all necessary corporate action on behalf of the Company and this letter has been executed and delivered by a duly authorized officer of the Company, (b) each representation and warranty set forth in Section 5 of the Note Agreement, is true and correct as of the date of execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (c) all necessary or required consents to this letter have been obtained and are in full force and effect, and (d) both before and after giving effect to the amendment set forth in Section 1 hereof, no Event of Default or Default exists or has occurred and is continuing on the date hereof.

SECTION 3.

Reference to and Effect on Note Agreement; Ratification of Note Agreement.  Each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter.  Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement or any Note, (b) operate as a waiver of any right, power or remedy of the holder of any Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement or Note at any time.

SECTION 4.

Expenses.  The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by Prudential or any holder of any Note, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by Prudential or such holder in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby.  The obligations of Company under this Section 4 shall survive transfer by any holder of any Note and payment of any Note.

SECTION 5.

Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

SECTION 6.

Counterparts; Section Titles.  This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature page follows]

Very Truly Yours,

PRUDENTIAL INVESTMENT

  MANAGEMENT, INC.

THE PRUDENTIAL INSURANCE COMPANY

  OF AMERICA

PRUCO LIFE INSURANCE COMPANY OF

  NEW JERSEY

By:  JULIA B. BUTHMAN

Vice President

PRUDENTIAL ANNUITIES LIFE

  ASSURANCE CORPORATION

By:

Prudential Investment Management, Inc.,

as investment manager

By:  JULIA B. BUTHMAN

Vice President

FORETHOUGHT LIFE INSURANCE COMPANY

UNITED OF OMAHA LIFE INSURANCE

  COMPANY

COMPANION LIFE INSURANCE COMPANY

By:

Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By:

Prudential Private Placement Investors, Inc.

(as its General Partner)

By:  JULIA B. BUTHMAN

Vice President

Amendment No. 1 to Note Purchase and Private Shelf Agreement

Accepted and Agreed:

WAUSAU PAPER CORP.

By: SCOTT P. DOESCHER

Name: Scott P. Doescher

Title: Executive Vice President – Finance

Amendment No. 1 to Note Purchase and Private Shelf Agreement